Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I

Capital Appreciation Fund

(the “Fund”)

Supplement dated November 19, 2021, to the Summary Prospectus dated October 1, 2021, as supplemented and amended to date

BMO Asset Management Corp. (“BMO AM”) currently serves as subadviser to the Fund and is a wholly-owned subsidiary of BMO Financial Group. Ameriprise Financial, Inc. (“Ameriprise”) is expected to acquire BMO Financial Group’s EMEA (Europe, the Middle East and Africa) asset management business (the “Acquisition”) on or about December 16, 2021 (the “Effective Date”). In connection with the Acquisition, BMO AM has determined to exit the mutual fund investment advisory business, and the BMO AM portfolio management team that manages the Fund will join Columbia Management Investment Advisers, LLC (“Columbia”), a wholly-owned subsidiary of Ameriprise.

At a meeting held on October 25-26, 2021, the Board of Directors of VALIC Company I approved a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and Columbia (the “New Subadvisory Agreement”) with respect to the Fund, which will become effective on the Effective Date. The level and scope of services to be rendered by Columbia and the fees payable by VALIC to Columbia under the New Subadvisory Agreement will remain the same as those under the current investment sub-advisory agreement between VALIC and BMO AM.

The Board has the authority, pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. Shareholders of record as of the close of business on the Effective Date will receive a notice that explains how to access an Information Statement, which will include more information about the New Subadvisory Agreement.

On the Effective Date, the following changes are made to the Summary Prospectus:

In the section entitled “Investment Adviser,” the reference to BMO AM is replaced with Columbia Management Investment Advisers, LLC.

In the section entitled “Investment Adviser,” the table is deleted in its entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of the Fund Since
Ernesto Ramos Head of Integrated Equity Team and Senior Portfolio Manager	2021
Jason C. Hans	2018*

Senior Portfolio Manager, Integrated Equity Team
J.P. Gurnee Senior Portfolio Manager, Integrated Equity Team	2021*
*	Includes management of the Predecessor Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.